UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2020

SOUTHWEST GEORGIA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	001-12053	58-1392259
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 First Street, S.E.

Moultrie, Georgia 31768

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (229) 985-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	SGB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On March 24, 2020, Southwest Georgia Financial Corporation (“SGB”) issued a press release announcing notice of a change in location of its Special Meeting of Shareholders to be held on Friday, March 27, 2020 at 10:00 a.m. Eastern Time (the “Special Meeting”). In light of public health concerns regarding the coronavirus, or COVID-19, and the restriction of public gatherings of 10 or more people in Georgia, the Special Meeting has been changed to be held in a virtual meeting format only. The purpose of the Special Meeting is to consider and vote on certain proposals relating to the previously announced Agreement and Plan of Merger, dated as of December 18, 2019, by and between SGB and The First Bancshares, Inc. (“First Bancshares”), pursuant to which SGB will merge with and into First Bancshares, with First Bancshares as the surviving company.

A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Further information regarding this change to the location of the special meeting can be found in the Notice of Change of Location filed by SGB with the SEC on Schedule 14A on March 25, 2020 (the “Notice of Change of Location”). A copy of the Notice of Change of Location is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
99.1	Press Release dated March 24, 2020.
99.2	Notice of Change of Location dated March 24, 2020.

Additional Information about the Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

In connection with the proposed Merger, First Bancshares has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 to register the shares of First Bancshares’s capital stock to be issued in connection with the merger, as amended on February 18, 2020. The registration statement was declared effective by the SEC February 19, 2020. The registration statement includes a proxy statement/prospectus. SGB commenced mailing the definitive proxy statement to shareholders on or about February 21, 2020. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST BANCSHARES, SGB AND THE PROPOSED MERGER. The proxy statement/prospectus has been sent to the shareholders of SGB seeking the required shareholder approval. Investors and security holders are able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, as well as other documents filed with the SEC by First Bancshares and SGB through the web site maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, as well as other documents filed with the SEC by First Bancshares and SGB through the website maintained by the SEC at www.sec.gov. Documents filed with the SEC by First Bancshares will also be available free of charge by accessing First Bancshares’s website at https://www.thefirstbank.com/ under the menu item “Investor Relations”, then under the heading “Documents” and then under the heading “SEC Filings”. Documents filed with the SEC by SGB will also be available free of charge by accessing SGB’s website at https://www.sgb.bank/ under the heading “Investor Relations”.

Participants in the Transaction

SGB, First Bancshares and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of SGB in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about First Bancshares and its directors and officers may be found in the definitive proxy statement of First Bancshares relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 3, 2019. Additional information about SGB and its directors and officers may be found in the definitive proxy statement of SGB relating to its 2019 Annual Meeting of Stockholders filed with the SEC on April 18, 2019. The definitive proxy statement can be obtained free of charge from the sources described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GEORGIA FINANCIAL CORPORATION

Dated: March 25, 2020	By:	/s/ T. Garrett Westbrook
	Name:	T. Garrett Westbrook
	Title:	VICE PRESIDENT AND CONTROLLER